EXHIBIT A


--------------------------------------------------------------- ----------------
FUNDS                                                                DATES
--------------------------------------------------------------- ----------------
First Trust Exchange Traded Fund VI
--------------------------------------------------------------- ----------------
First Trust NASDAQ Technology Dividend Index Fund                  01/31/17
--------------------------------------------------------------- ----------------
Multi-Asset Diversified Income Index Fund                          01/31/17
--------------------------------------------------------------- ----------------
International Multi-Asset Diversified Income Index Fund            01/31/17
--------------------------------------------------------------- ----------------
First Trust NASDAQ Rising Dividend Achievers ETF                   01/31/17
--------------------------------------------------------------- ----------------
First Trust RBA Quality Income ETF                                 01/31/17
--------------------------------------------------------------- ----------------
First Trust RBA American Industrial Renaissance ETF                01/31/17
--------------------------------------------------------------- ----------------
First Trust Dorsey Wright Focus 5 ETF                              01/31/17
--------------------------------------------------------------- ----------------
First Trust Dorsey Wright International Focus 5 ETF                01/31/17
--------------------------------------------------------------- ----------------
First Trust High Income ETF                                        01/31/17
--------------------------------------------------------------- ----------------
First Trust Low Beta ETF                                           01/31/17
--------------------------------------------------------------- ----------------
First Trust Dorsey Wright Dynamic Focus 5 ETF                      03/08/18
--------------------------------------------------------------- ----------------
First Trust Nasdaq Oil & Gas ETF                                   08/30/18
--------------------------------------------------------------- ----------------
First Trust Nasdaq Food & Beverage ETF                             08/30/18
--------------------------------------------------------------- ----------------
First Trust Nasdaq Retail ETF                                      08/30/18
--------------------------------------------------------------- ----------------
First Trust Nasdaq Bank ETF                                        08/30/18
--------------------------------------------------------------- ----------------
First Trust Nasdaq Transportation ETF                              08/30/18
--------------------------------------------------------------- ----------------
First Trust Nasdaq Pharmaceuticals ETF                             08/30/18
--------------------------------------------------------------- ----------------
First Trust Nasdaq Semiconductor ETF                               08/30/18
--------------------------------------------------------------- ----------------
Developed International Equity Select ETF                          06/20/18
--------------------------------------------------------------- ----------------
Emerging Markets Equity Select ETF                                 06/20/18
--------------------------------------------------------------- ----------------
Large Cap US Equity Select ETF                                     06/20/18
--------------------------------------------------------------- ----------------
Large Cap US Equity Select ETF                                     06/20/18
--------------------------------------------------------------- ----------------
Small Cap US Equity Select ETF                                     06/20/18
--------------------------------------------------------------- ----------------
US Equity Dividend Select ETF                                      06/20/18
--------------------------------------------------------------- ----------------